UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2007

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends our Form 8-K, dated May 21, 2007, to replace slide 23 of the materials, all or a portion of which will be presented at the JMP Securities Research Conference on May 21, 2007, the Cowen & Co. Technology Conference on May 30, 2007, the NAREIT Investor Forum on June 5-7, 2007 and at other investor meetings occurring between May 21, 2007 and June 7, 2007.

Item 7.01	Regulation FD Disclosure.

The information furnished in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

This Form 8-K/A amends our Form 8-K, dated May 21, 2007, to replace slide 23 of the materials, all or a portion of which will be presented at the JMP Securities Research Conference on May 21, 2007, the Cowen & Co. Technology Conference on May 30, 2007, the NAREIT Investor Forum on June 5-7, 2007 and at other investor meetings occurring between May 21, 2007 and June 7, 2007.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Slide 23 of materials to be presented at conferences and investor meetings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills
General Counsel and Assistant Secretary

Date: May 21, 2007

EXHIBITS

Exhibit Number	Description
99.1	Slide 23 of materials to be presented at conferences and investor meetings.